Exhibit 10.7

Execution Version

SUPPLEMENT TO SECURITY AGREEMENT

This Supplement, dated as of November 16, 2015 (this “Supplement”), supplements the Security Agreement, dated as of May 22, 2015 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Batman Intermediate Holdings B, Inc., a Delaware corporation (“Holdings”), Batman Merger Sub, Inc., a Delaware corporation (as further defined in Section 1.1 of the Credit Agreement, the “Borrower”), each of the Subsidiaries of the Borrower listed on the signature pages thereto and each of the other entities that becomes a party thereto pursuant to Section 8.14 thereof (each such Subsidiary being a “Subsidiary Grantor” and, collectively, the “Subsidiary Grantors”; the Subsidiary Grantors, Holdings and the Borrower are referred to collectively as the “Grantors”), and the Collateral Agent for the benefit of the Secured Parties.

A. Reference is made to the Credit Agreement, dated as of May 22, 2015 (as amended on the date hereof pursuant to Amendment No. 1 to Credit Agreement and Joinder Agreement and as the same may be amended, restated, amended and restated, refinanced, replaced, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto, Jefferies Finance LLC, as the Administrative Agent, the Collateral Agent, a Letter of Credit Issuer, the Swingline Lender and a Lender, and the other parties party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C. The Grantors have entered into the Security Agreement in order to induce the Administrative Agent, the Collateral Agent, the Lenders, the Swingline Lender and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders, the Swingline Lender and the Letter of Credit Issuer to make their respective Extensions of Credit to Holdings, the Borrower and the Restricted Subsidiaries, as applicable, and to induce one or more Cash Management Banks, Bank Product Providers or Hedge Banks to enter into Secured Cash Management Agreements, Secured Bank Product Obligations or Secured Hedge Agreements, respectively, with Holdings, the Borrower and/or the Restricted Subsidiaries.

D. Section 9.11 of the Credit Agreement and Section 8.14 of the Security Agreement provide that each Subsidiary that is required to become a party to the Security Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Subsidiary Grantor, with the same force and effect as if originally named as a Subsidiary Grantor therein, for all purposes of the Security Agreement upon execution and delivery by such Subsidiary of an instrument in the form of this Supplement or as otherwise provided in the Credit Agreement. Elastica, Inc., a Delaware corporation (the “New Grantor”), is executing this Supplement in accordance with the requirements of the Security Agreement to become a Subsidiary Grantor under the Security Agreement in order to induce the Lenders, the Swingline Lender and the Letter of Credit Issuer to make their respective Extensions of Credit to Holdings, the Borrower and the Restricted Subsidiaries, as applicable, and to induce one or more Cash Management Banks, Bank Product Providers or Hedge Banks to enter into Secured Cash Management Agreements, Secured Bank Product Obligations or Secured Hedge Agreements, respectively, with Holdings, the Borrower and/or the Restricted Subsidiaries.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 8.14 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, does hereby grant to the Collateral Agent for the benefit of the Secured Parties, a Security Interest in all of the Collateral of the New Grantor; provided that the Collateral (or any defined term used in the definition thereof) shall not include any Excluded Property; provided, however, that the Collateral shall include any Proceeds, substitutions or replacements of Excluded Property to the extent they would otherwise constitute Collateral. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles.

SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 4. The New Grantor hereby represents and warrants that (a) as of the date hereof, set forth on Schedule I hereto is (i) the exact legal name of the New Grantor, (ii) the jurisdiction of incorporation or organization of the New Grantor, (iii) the identity or type of organization or corporate structure of the New Grantor and (iv) the Federal Taxpayer Identification Number and organizational number the New Grantor and (b) as of the date hereof (i) Schedule II hereto lists all of the New Grantor’s U.S. registered Copyrights (and all applications therefor), (ii) Schedule III hereto lists all of he New Grantor’s U.S. Patents (and all applications therefor) and (iii) Schedule IV hereto lists all of the New Grantor’s registered U.S. Trademarks (and all applications therefor).

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Schedule 13.2 to the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

ELASTICA, INC.,
as the New Grantor

By:	/s/ Gregory Hampton
Name: Gregory Hampton
Title: President and Treasurer

JEFFERIES FINANCE LLC, as the Collateral Agent

By:	/s/ Brian Buoye
Name: Brian Buoye
Title: Managing Director

[Signature Page to Security Agreement Supplement]

SCHEDULE I

TO THE SUPPLEMENT

TO THE SECURITY AGREEMENT

COLLATERAL

Legal Name	Jurisdiction of Incorporation or Organization	Type of Organization or Corporate Structure	Federal Taxpayer Identification Number and Organizational Identification Number
Elastica, Inc.	Delaware	Corporation	45-4318869 / 5089714

SCHEDULE II

TO THE SUPPLEMENT

TO THE SECURITY AGREEMENT

U.S. REGISTERED COPYRIGHTS

Registrations:

OWNER	REGISTRATION NUMBER	TITLE
N/A	N/A	N/A

SCHEDULE III

TO THE SUPPLEMENT

TO THE SECURITY AGREEMENT

U.S. PATENTS AND PATENT APPLICATIONS

OWNER	APPLICATION NUMBER	REGISTRATION NUMBER	TITLE
Elastica, Inc. by assignment from Rehan Jalil	62237585	N/A	Deep Content Inspection of Cloud Based Files for Email Security Systems

Elastica, Inc. by assignment from Rehan Jalil	62236528	N/A	Real-Time Content-Analysis of In-Flight and Remote Files for Cloud-Based Data-Loss Prevention and File Classification Systems

Elastica, Inc. by assignment from Rehan Jalil	62244994	N/A	Method for Machine-Assisted Generation of Client-Server Transaction Parsers

Elastica, Inc. by assignment from Rehan Jalil	62245057	N/A	Method for Associating Client-Server Transactions with User Actions on a Remote Service

The provisional patents disclosed in this Section III are registered in the names of inventors Michael Rinehart and Rehan Jalil. Both Mr. Rinehart and Mr. Jalil have signed the New Grantor’s form invention assignment agreement and the New Grantor is in the process of recording assignments with USPTO from both inventors.

SCHEDULE IV

TO THE SUPPLEMENT

TO THE SECURITY AGREEMENT

U.S. REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

OWNER	APPLICATION NUMBER	REGISTRATION NUMBER	TRADEMARK
Elastica, Inc.	86354568	N/A	CONTENTIQ

Elastica, Inc.	86263690	4842157	STREAMIQ

Elastica, Inc.	86147856	4787557	CLOUDSOC

Elastica, Inc.	86141424	4804737	ELASTICA Translation: ELASTIC